IMPORTANT NOTICE TO ALL SHAREHOLDERS
LocalShares Investment Trust (the “Trust”)

Nashville Area ETF (the “Fund”)

Supplement dated May 5, 2016 to the Prospectus dated August 28, 2015.

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE TRUST’S PROSPECTUS.

On April 27, 2016, the Trust established a new Internet URL, www.nashvilleareaetf.com, to replace one of the Trust’s existing Internet URLs, www.localshares.com. Effective immediately, each reference to “www.localshares.com” in the Prospectus is replaced with “www.nashvilleareaetf.com”.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE TRUST’S PROSPECTUS FOR FUTURE REFERENCE.